UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)      February 8, 2005


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                    1-04721                   48-0457967
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                  66251
     (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code     (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement


     Directors' Deferred Fee Plan

On February 8, 2005, the Board of Directors of Sprint Corporation ("Sprint") adopted an amendment to the Directors' Deferred Fee Plan (the "Plan") to be in line with competitive practices. The Plan allows outside directors of Sprint to defer a portion of their annual retainer, meeting fees and committee meeting fees. The Plan also provides that new members of the Board of Directors receive a one time grant of share units, an award having a value based on the market value of a share of Sprint common stock. The purpose of the award is to assist in the attraction and retention of qualified board members. The award is currently valued at approximately three times the $50,000 annual board member retainer. Before the amendment, the Plan provided that 50% of these share units vest on the fifth anniversary of the director's election to the Board of Directors and 10% on each of the sixth through tenth anniversaries.

The Plan was amended to provide that 100% of the share units vest on the third anniversary of the director's election to the Board of Directors, except in the following situations:

     1. If the director leaves the Board of Directors at his or her convenience, the share units would vest on a pro-rata basis in a proportional amount equivalent to the number of full years of service completed by the director after the grant date of the share units.

     2. If a director leaves the Board of Directors because of a change of control of Sprint, as defined in the 1997 Long-Term Stock Incentive Program, a change in Board policy or otherwise at the convenience of the Board of Directors, the share units would vest upon the director's departure from the Board.

On February 8, 2005, the Compensation Committee of the Board of Directors approved the award of share units, with a grant date of February 18, 2005, to the new director elected to the Board of Directors. See item 5.02 for information regarding the new director.

     Management Incentive Plan

On February 8, 2005, the Compensation Committee of the Board of Directors approved incentive payments to executive officers of Sprint and other eligible employees under the Management Incentive Plan based on 2004 results. It also established the 2005 performance objectives, allocations and targets on which incentive payments will be based in 2006. The Management Incentive Plan provides for the payment to executive officers and other eligible employees of incentive compensation based on the achievement of near term objectives of Sprint.


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Payouts based on 2004 results for the five  executive  officers with the highest
2004 compensation were as follows:

          Gary D. Forsee, Chairman and Chief Executive Officer     $2,090,991

          Len J. Lauer, President and Chief Operating Officer      $  913,758

          Robert J. Dellinger, Executive Vice President - Chief
                                Financial Officer                  $  549,376

          Michael B. Fuller, President - Local Telecommunications
                                             Division              $  549,376

          Howard E. Janzen, President - Sprint Business Solutions  $  549,376

The awards based on 2005 results will be determined using three variables: (1) the executive officer's annual incentive target, (2) achievement of two objectives, described below, and (3) weightings for the objectives. The executive officer's incentive target will be multiplied by the weightings and the payout results for each objective to calculate the actual incentive amount. Payouts can range from 0 to 200% of the respective target awards for each objective. In addition, the incentive payout for those executive officers who are senior vice presidents will be adjusted based on individual performance (from 0 to 120%).

The 2005 objectives for executive officers include consolidated EVA (80%) and enterprise composite customer satisfaction (20%).

If the proposed merger with Nextel Communications, Inc., is completed before year-end 2005, full year EVA performance will be calculated by dividing actual year-to-date performance through the most recent full month before the close of the merger by budgeted year-to-date performance for the same period and multiplying the quotient by the 2005 full year budget. The most recently completed quarterly customer satisfaction survey results available before the close of the merger will be used to proportionately assess cumulative quarterly performance and payment results.

     Executive Officer Compensation

On February 8, 2005, the Compensation Committee also approved 2005 base salaries for executive officers. Because of additional duties and responsibilities that now include the Information Technology Services and Network Services organizations, Len J. Lauer, the President and Chief Operating Officer, was promoted to a grade level in which his 2005 base salary is $933,000 and his 2005 incentive target is $1,120,000. His title remains the same.

     Equity Awards

On February 8, 2005, the Compensation Committee of the Board of Directors also granted new equity awards under the shareholder approved 1997 Long-Term Stock Incentive Program (the "1997 Program"). Restricted stock units were granted to outside directors of Sprint. These restricted stock units vest February 8, 2008. The Compensation Committee also approved an award of restricted stock units to the new director with a grant date of February 18, 2005. The



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terms of the  restricted  stock units are  governed by the 1997  Program and the form of the award agreement attached as Exhibit 10.2, which is incorporated herein by reference.

A combination of restricted stock units and stock options were granted to officers, including executive officers. The exercise price for stock options granted to executive officers and certain other officers was equal to 110% of the market value on the grant date (the average of the high and low sales prices). The grant of options with an exercise price above market value ensures that stockholders benefit from stock appreciation before senior management of Sprint. The options vest 25% per year on each of the first through fourth anniversaries of the grant date; however, if the executive officer is a participant in the Retention Program adopted in connection with the proposed merger with Nextel, the vesting accelerates in the same situations as equity based awards covered by the Retention Program accelerate, if the executive
officer  is   involuntarily   terminated  not  for  cause  before  the  one-year
anniversary of the proposed merger or, in the case of one executive officer, before the one-year anniversary of the contemplated spin-off of the local division operations. The terms of the stock options are governed by the 1997 Program and the form of award agreements attached as Exhibits 10.3, 10.4 and 10.5, which are incorporated herein by reference.

The number of restricted stock units subject to the awards granted to executive officers are performance based and, subject to the discretion of the Compensation Committee, will be adjusted by multiplying the number of restricted stock units subject to the awards by a payout percentage (from 0 to 200%) based on actual achievement of 2005 EVA performance measures. The restricted stock units vest three years from the grant date, and have the same acceleration terms that options granted to executive officers have as described above. The terms of the restricted stock units are also governed by the 1997 Program and the forms of award agreement attached as Exhibits 10.3, 10.4 and 10.5.

     Corporate Aircraft Usage

On February 8, 2005, amendments to Sprint's aircraft usage policy were made, with guidance and oversight by the Compensation Committee. The amendments provide for limited use by certain executive officers (those who hold the position of executive vice president or above) of corporate aircraft for personal reasons subject to pre-approval by the Chairman and Chief Executive Officer. The limited use of the aircraft cannot exceed $75,000 in value each year for any of these executive officers, with a cap of $150,000 for all of these executive officers. The Chairman and Chief Executive Officer is required by the company security policy to use company aircraft in lieu of commercial aircraft for all travel, including personal travel.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 8, 2005, the Board of Directors of Sprint elected a new independent director, James H. Hance, Jr. Mr. Hance recently retired as vice chairman of Bank of America Corporation, a


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global financial  service  provider.  The Sprint Board has not yet appointed Mr.
Hance to serve on any Board committee. A copy of Sprint's press release announcing Mr. Hance's election to the Board of Directors as an independent director is attached as Exhibit 99 to this report and incorporated herein by reference.










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Item 9.01 Financial Statements and Exhibits

     Exhibits

10.1 Directors' Deferred Fee Plan, as amended.

10.2 Form of  2004  Award  Agreement  (awarding  restricted  stock  units)  with
     Directors

10.3 Form of 2005 Award Agreement (awarding stock options and restricted stock units) with Messrs. Forsee and Lauer

10.4 Form of 2005 Award Agreement (awarding stock options and restricted stock units) with Mr. Fuller

10.5 Form of 2005 Award Agreement (awarding stock options and restricted stock units) with other executive officers

10.6 Summary of Executive Officer Benefits and Board of Directors Benefits and Fees

99 Press Release announcing election of James H. Hance, Jr. as an independent director of Sprint Corporation.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION



Date:  February 14, 2005           By:  /s/ Michael T. Hyde
                                           Michael T. Hyde, Assistant Secretary









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                                  EXHIBIT INDEX


Exhibit
Number    Description                                                 Page


10.1 Directors' Deferred Fee Plan, as amended.

10.2 Form of  2004  Award  Agreement  (awarding  restricted  stock  units)  with
     Directors

10.3 Form of 2005 Award Agreement (awarding stock options and restricted stock units) with Messrs. Forsee and Lauer

10.4 Form of 2005 Award Agreement (awarding stock options and restricted stock units) with Mr. Fuller

10.5 Form of 2005 Award Agreement (awarding stock options and restricted stock units) with other executive officers

10.6 Summary of Executive Officer Benefits and Board of Directors Benefits and Fees

99 Press Release announcing election of James H. Hance, Jr. as an independent director of Sprint Corporation.